UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 19, 2017

The Medicines Company

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 290-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 12, 2017, the United States District Court for the District of New Jersey issued an order preliminarily approving a proposed settlement by and among The Medicines Company (the “Company”), the plaintiffs, and all named individual defendants in the shareholder derivative action Case No. 2:17-cv-01597 related to the Company’s clinical trial of cangrelor.  The proposed settlement requires the Company to implement certain corporate governance measures and pay certain attorneys’ fees and expenses to plaintiff’s counsel in an amount to be determined by the court.

A hearing to determine whether the court should issue an order of final approval of the settlement has been scheduled for September 21, 2017 at 10:30 a.m. in Courtroom MLK 5B of the United States District Court for the District of New Jersey, Martin Luther King Building & United States Courthouse, 50 Walnut Street, Newark, New Jersey 07101 to determine whether the terms and conditions of the settlement are adequate, fair and reasonable.  Pursuant to the court’s order, any objections to the settlement must be filed in writing with the court by no later than August 17, 2017. Additional information concerning the terms of the proposed settlement, the September 21, 2017 hearing, and the requirements for objections can be found in the Notice of Proposed Settlement of Derivative Action, Final Settlement Hearing, and Right to Appear, attached hereto as Exhibit 99.1.  This Form 8-K and the attachments are available on the Company’s investors website at www.themedicinescompany.com.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits

99.1                        Notice of Proposed Settlement of Derivative Action, Final Settlement Hearing, and Right to Appear

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY

Date: May 19, 2017
	By:	/s/ Stephen M. Rodin
Stephen M. Rodin
Executive Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Notice of Proposed Settlement of Derivative Action, Final Settlement Hearing, and Right to Appear